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                                                                    EXHIBIT 10.5









                         RECEIVABLES PURCHASE AGREEMENT


                                     BETWEEN


                             INDIAN INDUSTRIES, INC.
                                 AS THE SELLER,



                                       AND



                               INDIAN - MARTIN AG,
                                  AS THE BUYER


                            DATED AS OF MAY 15, 2000


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
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TABLE OF CONTENTS

                                                                                                              Page

ARTICLE 1         AMOUNTS AND TERMS OF THE PURCHASES............................................................3

   SECTION 1.1    AGREEMENT TO PURCHASE AND SELL................................................................3
   SECTION 1.2    NO RECOURSE...................................................................................4
   SECTION 1.3    TRUE SALES....................................................................................4
   SECTION 1.4    CONSIDERATION FOR PURCHASES...................................................................5

ARTICLE 2         CALCULATION OF PURCHASE PRICE.................................................................5

   SECTION 2.1    CALCULATION OF PURCHASE PRICE.................................................................5

ARTICLE 3         PAYMENT OF PURCHASE PRICE.....................................................................6

   SECTION 3.1    THE PURCHASE PRICE PAYMENT....................................................................6
   SECTION 3.2    INELIGIBLE RECEIVABLES, REPURCHASE, ETC.......................................................6
   SECTION 3.3    PAYMENTS AND COMPUTATIONS, ETC................................................................6

ARTICLE 4         CONDITIONS TO PURCHASE........................................................................7

   SECTION 4.1    CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS AGREEMENT.......................................7
   SECTION 4.2    CONDITIONS PRECEDENT TO ALL PURCHASES.........................................................8
   SECTION 4.3    CERTIFICATION AS TO REPRESENTATIONS AND WARRANTIES............................................8
   SECTION 4.4    EFFECT OF PAYMENT OF PURCHASE PRICE...........................................................8

ARTICLE 5         REPRESENTATIONS AND WARRANTIES................................................................8

   SECTION 5.1    REPRESENTATIONS AND WARRANTIES................................................................8

ARTICLE 6         COVENANTS....................................................................................11

   SECTION 6.1    AFFIRMATIVE COVENANTS........................................................................11
   SECTION 6.2    NEGATIVE COVENANTS...........................................................................12

ARTICLE 7         INDEMNIFICATION..............................................................................12

   SECTION 7.1    INDEMNITIES BY                  .............................................................12

ARTICLE 8         ADMINISTRATION AND COLLECTIONS; ADDITIONAL RIGHTS AND OBLIGATIONS IN RESPECT OF
                  THE ASSIGNED RECEIVABLES.....................................................................15

   SECTION 8.1    SERVICING OF ASSIGNED RECEIVABLES AND RELATED RIGHTS.........................................15
   SECTION 8.2    RIGHTS OF THE BUYER; ENFORCEMENT RIGHTS......................................................15
   SECTION 8.3    RESPONSIBILITIES OF                   .......................................................16
   SECTION 8.4    FURTHER ACTION EVIDENCING PURCHASES..........................................................16
   SECTION 8.5    PURCHASE TERMINATION EVENT...................................................................17

ARTICLE 9         MISCELLANEOUS................................................................................17

   SECTION 9.1    AMENDMENTS, ETC..............................................................................17
   SECTION 9.2    NOTICES, ETC.................................................................................17
   SECTION 9.3    BINDING EFFECT; ASSIGNABILITY................................................................18
   SECTION 9.4    GOVERNING LAW AND JURISDICTION...............................................................18
   SECTION 9.5    EXECUTION IN COUNTERPARTS....................................................................19
   SECTION 9.6    SURVIVAL OF TERMINATION......................................................................19
   SECTION 9.7    WAIVER OF JURY TRIAL.........................................................................19
   SECTION 9.8    ENTIRE AGREEMENT.............................................................................19
   SECTION 9.9    HEADINGS.....................................................................................19


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                         RECEIVABLES PURCHASE AGREEMENT

         This RECEIVABLES PURCHASE AGREEMENT (as amended, supplemented or otherwise modified from time to time, this "Agreement") is entered into as of May 15, 2000 between Indian Industries, Inc., a corporation incorporated under the laws of Indiana, as seller (sometimes referred to as "Indian Industries" or the "Seller," as the case may be) and INDIAN-MARTIN AG, a corporation incorporated under the laws of Switzerland, as buyer (sometimes referred to as "AG" or the "Buyer").

                             PRELIMINARY STATEMENTS

         1. Certain terms that are capitalized and used throughout this Agreement are defined in Exhibit 1 to this Agreement. References in the Exhibits hereto to the Agreement refer to this Agreement, as amended, modified or supplemented from time to time and at any time.

         2. AG is a corporation all of whose issued and outstanding shares of capital stock is wholly owned by Escalade, Incorporated, a corporation incorporated and existing under the laws of Indiana.

         3. Indian Industries wishes to sell Receivables that it now owns and from time to time hereafter will own to AG, and AG is willing, on the terms and subject to the conditions contained in this Agreement, to purchase such Receivables from Indian Industries at such times.

         4. AG, in the Services Agreement, will appoint Indian Industries as the Servicer to collect Assigned Receivables as AG may from time to time purchase from Indian Industries.

         NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:

ARTICLE 1 AMOUNTS AND TERMS OF THE PURCHASES

         Section 1.1 Agreement to Purchase and Sell.

                  (a) On the terms and conditions hereinafter set forth, and in consideration of the Purchase Price, Indian Industries hereby sells to the Buyer, and the Buyer hereby purchases from Indian Industries, all of Indian Industries' right, title and interest in and to:

                           (i) all Assigned Receivables, except that in
                  connection with the Initial Sale Indian Industries will retain any Receivable that is sixty-one (61) or more days past due and which is identified on the attached Exhibit 2 and any such Receivable shall not be sold to Buyer at any time following the Initial Sale;

                           (ii) all rights to, but not the obligations under,
                  all related Contracts and all Related Property with respect thereto;

                           (iii) all monies due or to become due with respect to
                  the foregoing; and




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                           (iv) all Collections in respect of, and other
                  proceeds of, such Assigned Receivables or any other of the foregoing including, without limitation, all funds which either are received by Indian Industries or the Buyer from or on behalf of or for credit to the Obligors in payment of any amounts owed (including, without limitation, finance charges, interest and all other charges) in respect of such Assigned Receivables, or are applied to such amounts owed by the Obligors (including, without limitation, insurance payments, if any, that Indian Industries applies in the ordinary course of its business to amounts owed in respect of any such Assigned Receivable and the net proceeds of sale or other disposition of goods or other collateral or property of the Obligors or any other Person directly or indirectly liable for payment of such Assigned Receivable and available to be applied thereon, excluding, however, proceeds of returned inventory).

         All purchases hereunder shall be made without recourse, but shall be made pursuant to and in reliance upon the representations, warranties and covenants of Indian Industries, in its capacity as seller, set forth herein. The proceeds and rights described in subsections (ii), (iii) and (iv) of this
Section 1.1(a) are herein collectively called the "Related Rights". Sales by the Seller to the Buyer of Receivables under this Agreement may be made at the close of each business week of Indian Industries but shall be made no less frequently than by the end of each four week accounting period of Indian Industries.

         Section 1.2 No Recourse. Except as specifically provided in this Agreement, the purchase and sale of Receivables and Related Rights under this Agreement shall be without recourse to Indian Industries; provided that Indian Industries shall be liable to the Buyer for all representations, warranties, covenants and indemnities made by Indian Industries pursuant to the terms of this Agreement, it being understood that such obligation of Indian Industries will not arise on account of the failure of any Obligor for credit reasons to make any payment in respect of an Assigned Receivable.

         Section 1.3 True Sales.

                  (a) Each of Indian Industries and the Buyer intend the transactions hereunder to constitute absolute and irrevocable purchases and sales of Receivables and the Related Rights by Indian Industries to the Buyer providing the Buyer with the full benefits of ownership of the Assigned Receivables, and no party hereto intends the transactions contemplated hereunder to be, or for any purpose to be characterized as, a loan or similar advance from the Buyer to Indian Industries giving rise to indebtedness secured by such Assigned Receivables and Related Rights.

                  (b) In the event (but only to the extent) that the transfer, assignment and conveyance of Assigned Receivables and Related Rights hereunder is characterized by a court or other Governmental Authority as a loan rather than a sale, Indian Industries shall be deemed hereunder to have granted to the Buyer, and Indian Industries hereby grants to the Buyer, a security interest in all of Indian Industries' right, title and interest in, to and under all of the Assigned Receivables and Related Rights, whether now or hereafter owned, existing or arising. Such security interest shall secure all of Indian Industries' obligations (monetary or otherwise)



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arising under, pursuant to or by virtue of this Agreement (including any loan deemed to have been made to Indian Industries pursuant hereto), whether now or hereafter existing or arising, due or to become due, direct or indirect, absolute or contingent. The Buyer shall have, with respect to the property described in this Section 1.3, and in addition to all the other rights and remedies available to the Buyer under this Agreement and applicable law, all the rights and remedies of a secured party under the UCC, and this Agreement shall constitute a security agreement under applicable law. To the extent permitted by applicable law, Indian Industries hereby authorizes Buyer to file any financing statements, amendments, continuation statements, or the like, as Buyer may deem necessary or appropriate with any filing jurisdiction, signed by Buyer alone.

         Section 1.4 Consideration for Purchases. On the terms and subject to the conditions set forth in this Agreement, the Buyer agrees to make all Purchase Price payments to Indian Industries in accordance with Article 3.

ARTICLE 2 CALCULATION OF PURCHASE PRICE

         Section 2.1 Calculation of Purchase Price. The "Purchase Price" (to be paid to Indian Industries in accordance with the terms of Article 3) for the Assigned Receivables and the Related Rights shall be determined in accordance with the following formula:

                  PP       =        AR x FMVD

                           where:

                  PP       =        Purchase Price (to be paid to Indian
                                    Industries in accordance with the terms
                                    of Article 3) as calculated on the relevant
                                    Determination Date;

                  AR       =        For purposes of calculating the Purchase
                                    Price for Assigned Receivables on each
                                    Determination Date, the aggregate Unpaid
                                    Balance of the Receivables that will be sold to the Buyer; and

                  FMVD     =        "Fair Market Value Discount Factor" on the
                                    Determination Date, which shall equal the discount factor as determined pursuant to an economic transfer pricing study as calculated by an independent third party acceptable to both Buyer and Indian
                                    Industries. Buyer and Indian Industries
                                    agree that until otherwise agreed the
                                    initial FMVD shall equal 95% based upon the economic transfer pricing study that has been previously agreed to by Buyer and Indian Industries.

ARTICLE 3  PAYMENT OF PURCHASE PRICE

         Section 3.1 The Purchase Price Payment. Buyer shall pay the purchase price for the Initial Sale of Assigned Receivables sold under this Agreement by making a demand note in




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favor of Indian Industries in the form of Exhibit 3, attached hereto and made a part hereof. For all sales of Assigned Receivables sold under this Agreement other than the Initial Sale, Buyer shall pay the Purchase Price of Assigned Receivables by depositing into such account as Indian Industries shall specify in immediately available funds, as specified in Section 3.3.

         Section 3.2 Ineligible Receivables, Repurchase, Etc.

                  (a) If any of the representations or warranties in Section 5.1
(i) or (t) hereto is not true with respect to any Receivable (each such Receivable, an "Ineligible Receivable"), Indian Industries shall deliver and pay to the Servicer in same day funds an amount equal to the full Unpaid Balance of such Assigned Receivable for application by the Servicer to the same extent as if Collections of such Unpaid Balance had actually been received on such date.

                  (b) In the event that Indian Industries has paid to the Buyer the full Unpaid Balance of any Assigned Receivable pursuant to this Section 3.2, the Buyer shall reconvey such Assigned Receivable and all Related Rights with respect thereto to Indian Industries, without recourse, representation or warranty, free and clear of all Liens created by the Buyer; such reconveyed Assigned Receivables and all Related Rights shall no longer be subject to the terms of this Agreement (including any obligation to turn over Collections with respect thereto).

         Section 3.3 Payments and Computations, Etc.

                  (a) All amounts to be paid or deposited by Indian Industries hereunder shall be paid or deposited no later than 2:00 p.m. (Central time) on the day when due in same day funds. All amounts received after 2:00 p.m. (Central time) will be deemed to have been received on the immediately succeeding Business Day.

                  (b) All amounts to be paid or deposited by the Buyer hereunder shall be paid or deposited no later than 2:00 p.m. (Zurich time) on the day when due in same day funds. All amounts received after 2:00 p.m. (Zurich time) will be deemed to have been received on the immediately succeeding Business Day.

                  (c) Whenever any payment or deposit to be made hereunder shall be due on a day other than a Business Day, such payment or deposit shall be made on the next succeeding Business Day.

ARTICLE 4 CONDITIONS TO PURCHASE

         Section 4.1 Conditions Precedent to Effectiveness of this Agreement. The effectiveness of this Agreement is subject to the conditions precedent that the Buyer shall have received each of the following, on or before the date of the first purchase hereunder, each in form and substance (including the date thereof) satisfactory to the Buyer.

                  (a) A certificate of the Secretary of Indian Industries certifying (i) a copy of the resolutions of its Board of Directors approving this Agreement and the other Transaction Documents to be delivered by it hereunder and the transactions contemplated hereby; (ii) the names and true signatures of the officers authorized on its behalf to sign this Agreement and the



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other Transaction Documents to be delivered by it hereunder (on which certificate the Buyer may conclusively rely until such time as the Buyer shall receive from Indian Industries, as the case may be, a revised certificate meeting the requirements of this subsection (a)); (iii) a copy of its by-laws as then in effect; and (iv) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement and the other Transaction Documents;

                  (b) The Articles of Incorporation of Indian Industries, duly certified by the Secretary of State of Indiana, as of a recent date;

                  (c) Signed original copies or time stamped receipt copies, of the proper financing statements (Form UCC-1) that have been duly executed and name Indian Industries as the debtor and seller and the Buyer as the secured party and purchaser of the Assigned Receivables and the Related Rights or other, similar instruments or documents, as may be necessary or, in Buyer's opinion, desirable under the UCC or any comparable law of all appropriate jurisdictions to perfect the Buyer's ownership interest in all Assigned Receivables and Related Rights in which an ownership interest is assigned to it hereunder;

                  (d) A certificate from an officer of Indian Industries to the effect that Indian Industries has placed on the most recent, and have taken all steps reasonably necessary to ensure that there shall be placed on subsequent, summary master control data processing reports of Indian Industries the following legend (or the substantive equivalent thereof):

                  THE RECEIVABLES DESCRIBED HEREIN HAVE BEEN SOLD TO INDIAN - MARTIN AG PURSUANT TO A RECEIVABLES PURCHASE AGREEMENT, DATED AS OF MAY 15, 2000, AS AMENDED FROM TIME TO TIME, BETWEEN INDIAN INDUSTRIES, INC. AND INDIAN- MARTIN AG.

                  (e) Such other agreements, instruments, UCC financing statements, certificates, opinions and other documents as the Buyer may reasonably request.

         Section 4.2 Conditions Precedent to All Purchases. Each purchase under this Agreement is subject to the condition precedent that the agreement of Indian Industries to sell Assigned Receivables and Related Rights, and the agreement of the Buyer to purchase Assigned Receivables and Related Rights, shall not have terminated pursuant to Sections 8.5 and 9.3 of this Agreement, and shall be subject further to the conditions precedent that the representations and warranties contained in Article 5 are correct on and as of such day as though made on and as of such day and shall be deemed to have been made on such day (except that any such representation or warranty that is expressly stated as being made only as of a specified earlier date shall be true and correct in all material respects as of such earlier date).

         Section 4.3 Certification as to Representations and Warranties. Indian Industries, by accepting the Purchase Price paid for each purchase of Assigned Receivables and Related Rights on any day, shall be deemed to have certified that its representations and warranties contained in Article 5 are true and correct on and as of such day, with the same effect as though made on and as of such day.



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         Section 4.4 Effect of Payment of Purchase Price. Upon the payment of the Purchase Price for any purchase of Assigned Receivables and Related Rights, absolute title to such Assigned Receivables and Related Rights shall vest in the Buyer, whether or not the conditions precedent to such purchase were in fact satisfied; provided that the Buyer shall not be deemed to have waived any claim it may have under this Agreement for the failure by Indian Industries in fact to satisfy any such condition precedent unless the underlying Assigned Receivable has been repurchased from the Buyer by the Seller.

ARTICLE 5 REPRESENTATIONS AND WARRANTIES

         Section 5.1 Representations and Warranties. In order to induce the Buyer to enter into this Agreement and to make purchases thereunder, Indian Industries hereby represents and warrants as follows:

                  (a) Organization and Good Standing. Indian Industries has been duly organized and is validly existing as a corporation in good standing under the laws of the State ofIndiana, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted.

                  (b) Due Qualification. Indian Industries is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualification, licenses or approvals except where the failure to so qualify or have such licenses or approvals could not reasonably be expected to have a Seller Material Adverse Effect.

                  (c) Power and Authority; Due Authorization. Indian Industries
(i) has all necessary power, authority and legal right to (A) execute and deliver this Agreement and the other Transaction Documents to which it is a party, (B) carry out the terms of the Transaction Documents to which it is a party, and (C) sell and assign the Assigned Receivables and Related Rights on the terms and conditions herein provided and (ii) has duly authorized by all necessary corporate action the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party.

                  (d) Binding Obligations. This Agreement constitutes, and each other Transaction Document to be signed by Indian Industries when duly executed and delivered will constitute, a legal, valid and binding obligation of Indian Industries enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

                  (e) No Violation. The consummation of the transactions contemplated by this Agreement and the other Transaction Documents to which Indian Industries is a party and the




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fulfillment of the terms hereof and thereof will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under Indian Industries' articles of incorporation or by-laws or any loan or credit agreement, other agreement, indenture, lease or instrument of Indian Industries, or by which it or its properties may be bound, but only to the extent that such conflict, breach or default is reasonably likely to have a Seller Material Adverse Effect,
(ii) result in the creation or imposition of any Lien upon any of Indian Industries' properties pursuant to the terms of any such loan or credit agreement, other agreement, indenture, lease or instrument, other than the Transaction Documents, or (iii) violate any requirements of law enacted by any Governmental Authority.

                  (f) No Proceedings. There is no litigation, proceeding or investigation pending or, to the best of Indian Industries' knowledge, threatened, before any Governmental Authority or arbitrator (i) asserting the invalidity of this Agreement or any other Transaction Document to which Indian Industries is a party, (ii) seeking to prevent the sale and assignment of the Receivables and Related Rights, the collectibility of any of the Receivables or the consummation of any of the other transactions contemplated by this Agreement or any other Transaction Document, or (iii) seeking any determination or ruling that could reasonably be expected to have a Seller Material Adverse Effect.

                  (g) Government Approvals. No action by a Governmental Authority is required for the due execution, delivery and performance by Indian Industries of this Agreement or any other Transaction Document to which it is a party.

                  (h) Securities Exchange Act. No proceeds of any purchase will be used to acquire any equity security of a class which is registered pursuant to Section 12 of the Securities Exchange Act of 1934.

                  (i) Quality of Title; Valid Sale; Etc. Immediately prior to any sale or contribution to the Buyer under this Agreement, Indian Industries is the legal and beneficial owner of each of the Assigned Receivables and the Related Rights free and clear of any Lien; and upon each purchase or contribution the Buyer shall acquire a valid and enforceable ownership interest in each Assigned Receivable and in the Related Rights then existing or thereafter arising with respect thereto, free and clear of any Lien. Each Assigned Receivable constitutes an "account" as such term is defined in the UCC. No effective financing statement or other instrument similar in effect covering any Assigned Receivable or Related Rights with respect thereto is on file in any recording office, except those filed in favor of the Buyer pursuant to this Agreement.

                  (j) Accuracy of Information. Each report, information, exhibit, financial statement, document, book, record or report furnished or to be furnished at any time by or on behalf of it to the Buyer in connection with this Agreement is or will be correct in all material respects as of its date or as of the date so furnished, and no such item contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not materially misleading.




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                  (k) Offices. The principal place of business and chief
executive office of Indian Industries are located at the address of Indian Industries referred to in Section 9.2, and the offices where Indian Industries keeps all its books, records and documents evidencing or relating to Assigned Receivables are located at the address of Indian Industries referred to in
Section 9.2 (or in jurisdictions where all action required by Section 8.4 has been taken and completed).

                  (l) Bulk Sales Act. No transaction contemplated hereby requires compliance with any bulk sales act or similar law.

                  (m) Margin Regulations. The use of all funds obtained by Indian Industries under this Agreement will not conflict with or contravene any of Regulation T, U or X promulgated by the Federal Reserve Board from time to time.

                  (n) Maintenance of Books and Records. Indian Industries has accounted for and will account for each sale of Assigned Receivables and Related Rights in its books and financial statements as sales, consistent with generally accepted accounting principles.

                  (o) Credit and Collection Policy. Indian Industries has complied in all material respects with, and as Servicer will continue to comply with, the Credit and Collection Policy and practices with regard to each Assigned Receivable.

                  (p) Solvency. Indian Industries is solvent; and at the time of (and immediately after) each sale pursuant to this Agreement it shall be solvent.

                  (q) Compliance with Transaction Documents. Indian Industries, as Servicer and/or Seller, has complied with all of the terms, covenants and agreements contained in this Agreement and the other Transaction Documents applicable to it.

                  (r) Corporate Name. Indian Industries' complete corporate name is set forth in the preamble to this Agreement, and Indian Industries does not use and has not during the last six years used any other corporate name, trade name, doing business name or fictitious name other than the trade name "Indian Industries".

                  (s) Investment Company Act. It is not, and is not controlled by, an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended.

                  (t) Eligible Receivables. Each Assigned Receivable sold by Indian Industries to the Buyer hereunder as of the date of its sale hereunder is in fact an Eligible Receivable.

ARTICLE 6 COVENANTS

         Section 6.1 Affirmative Covenants. From the date hereof until the earlier of (a) collection by the Buyer of all Assigned Receivables, and (b) six
(6) months after a Purchase Termination Event:




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                  (a) Compliance with Laws, Etc. Indian Industries will comply in all material respects with all requirements of law enacted by any Governmental Authority, including those with respect to the Assigned Receivables and the related Contracts and Related Rights, except where noncompliance could not reasonably be expected to have a Seller Material Adverse Effect.

                  (b) Preservation of Corporate Existence. Indian Industries will preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its formation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification could reasonably be expected to have a Seller Material Adverse Effect.

                  (c) Audits. (i) Indian Industries will at any time and from time to time during regular business hours, but only upon the delivery of three
(3) Business Day's prior notice thereof to Indian Industries, permit the Buyer or any of its respective agents, representatives or lenders, (A) to examine and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes and disks) in its possession or under its control relating to Assigned Receivables, (B) to visit its offices and properties for the purpose of examining such materials described in clause
(i)(A) above, and to discuss matters relating to Assigned Receivables or its performance hereunder with any of its officers or employees having knowledge of such matters, and (C) to verify the existence and amount of the Assigned Receivables; and (ii) without limiting the provisions of clause (i) above, from time to time on request of the Buyer, permit certified public accountants or other auditors acceptable to the Buyer to conduct, at Indian Industries' expense, a review of Indian Industries' books and records with respect to the Assigned Receivables.

                  (e) Location of Records. Indian Industries will keep its principal place of business and chief executive office, and the offices where it keeps its records concerning the Assigned Receivables, all related Contracts and other Related Rights and all other agreements related to such Assigned Receivables (and all original documents relating thereto), at its address(es) referred to in Section 9.2 or, upon 30 days' prior written notice to the Buyer, at such other locations in the State of Indiana where all action required by
Section 8.4 shall have been taken and completed.

                  (f) Collections. Indian Industries in its capacity as the Servicer, if instructed by AG, will instruct all Obligors to cause all Collections to be sent to a Lock Box Account. In the event that Indian Industries receives Collections directly from any Obligor, Indian Industries shall deposit such Collections into a Lock Box Account by the end of the then current four week accounting period of Indian Industries.

         Section 6.2 Negative Covenants. From the date hereof until the earlier of (a) collection by the Buyer of all Assigned Receivables, and (b) six (6) months after a Purchase Termination Event:

                  (a) Sales, Liens, Etc. Indian Industries will not sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Lien (other than the




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Lien and security interest created by Section 1.3, above) upon or with respect to, any Assigned Receivable or Related Rights or any interest therein.

                  (b) Extension or Amendment of Receivables. Indian Industries will not, except as Servicer and as expressly permitted in any other Transaction Document, extend, amend or otherwise modify the terms of any Assigned Receivable; or amend, modify or waive any term or condition of any Contract related to an Assigned Receivable.

                  (c) Change in Business or Credit and Collection Policy. Indian Industries will not make any change in the character of its business or in the credit and collection policy, which change could impair the collectibility of any Assigned Receivable or otherwise adversely affect the interests or remedies of the Buyer under this Agreement or any other Transaction Document unless such change does not result in a Seller Material Adverse Effect.

                  (d) Change in Payment Instructions to Obligors. Indian Industries will not make any change, or as the Servicer make any change, in its instructions to Obligors regarding payments to be made to a post office box or a wire transfer receipt account.

                  (e) Deposits to Special Accounts. Indian Industries will not deposit or otherwise credit, or cause or permit to be so deposited or credited, to any Lock-Box Account any payments other than Collections of Assigned Receivables.

ARTICLE 7  INDEMNIFICATION

         Section 7.1 Indemnities by Indian Industries. Without limiting any other rights which the Buyer and each of its permitted assigns, officers, directors, employees, agents, lenders or secured creditors (each of the foregoing Persons being individually called a "Sale Indemnified Party") may have hereunder or under applicable law, Indian Industries hereby agrees to indemnify and hold harmless the Buyer and each Sale Indemnified Party from and against any and all damages, losses, claims, judgments, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements (all of the foregoing collectively being called "Sale Indemnified Amounts") arising out of or resulting from this Agreement (whether directly or indirectly) or the use of proceeds of purchases or the purchase ownership of any Assigned Receivable or Related Rights, excluding, however, (a) Sale Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of the Buyer or such Sale Indemnified Party, (b) Sale Indemnified Amounts to the extent the same include losses in respect of Assigned Receivables and reimbursement therefor that would constitute credit recourse to Indian Industries for the amount of any Assigned Receivable or Related Rights not paid by the Obligor for credit reasons, or (c) any net income taxes or franchise taxes imposed on the Buyer or such Sale Indemnified Party. Without limiting or being limited by the foregoing, but subject to the exclusions set forth in the immediately preceding sentence, Indian Industries shall pay on demand to the Buyer and each Sale Indemnified Party any and all amounts necessary to indemnify and hold harmless the Buyer and such Sale Indemnified Party from and against any and all Sale Indemnified Amounts relating to or resulting from any of the following, with the express understanding that no such claim shall arise solely due to the inability of a particular Obligor to satisfy its obligations under a particular Assigned Receivable because it lacks the financial resources to do so:

                           (i) the transfer or assignment (by operation of law
                  or otherwise) by Indian Industries of an interest in any Assigned Receivable or Related Rights to any Person other than the Buyer or the transfer and sale to the Buyer of any Receivable other than an Eligible Receivable;

                           (ii) the failure of any information provided by
                  Indian Industries to the Buyer with respect to Assigned Receivables or this Agreement to be true, correct and complete;

                           (iii) the failure of any representation or warranty
                  or statement made or deemed made by Indian Industries (or any of its officers), under or in connection with this Agreement to have been true and correct when made or deemed made;

                           (iv) the failure by Indian Industries to comply with
                  any requirements of law enacted by any Governmental Authority with respect to any Receivable or Related Rights or otherwise; or the failure of any Assigned Receivable or Related Rights to conform to any such requirement of law;

                           (v) the failure to vest and maintain vested in the
                  Buyer a valid and enforceable absolute ownership interest in each Assigned Receivable at any time existing and the Related Rights with respect thereto, free and clear of any Lien, other than a Lien arising solely as a result of an act of the Buyer, whether existing at the time of purchase of such Assigned Receivable or at any time thereafter;

                           (vi) the failure of Indian Industries to have filed,
                  or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Assigned Receivables and the Related Rights in respect thereof, whether at the time of any purchase or at any subsequent time;

                           (vii) any dispute, claim, counterclaim, offset or
                  defense (other than discharge in bankruptcy) of the Obligor to the payment of any Assigned Receivable (including, without limitation, a defense based on such Assigned Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the goods or services related to such Assigned Receivable or the furnishing or failure to furnish such goods or services;

                           (viii) any failure of Indian Industries to perform
                  its duties or obligations in accordance with the provisions hereof or to perform its duties or obligations under any of the Contracts;

                           (ix) any products liability claim or personal injury
                  or property damage suit or other claim, investigation, litigation or proceeding of whatever sort arising out of or in connection with merchandise, insurance or services which are the subject of any Receivable or Contract;

                           (x) the commingling of Collections of Assigned
                  Receivables at any time with other funds;

                           (xi) any investigation, litigation or proceeding
                  related to this Agreement or the use of proceeds of purchases or the ownership of any Assigned Receivable or Related Rights;

                           (xii) any tax or governmental fee or charge (but not
                  including taxes upon or measured by net income or representing a franchise or doing business tax on such Sale Indemnified Party), all interest and penalties thereon or with respect thereto, and all out-of-pocket costs and expenses, including the reasonable fees and expenses of counsel in defending against the same, which may arise by reason of the purchase or ownership of the Assigned Receivables generated by Indian Industries or any Related Rights connected with any such Assigned Receivables; or

                           (xiii) any failure by Indian Industries to pay any
                  taxes when due, including, without limitation, sales taxes or excise taxes, payable in connection with the Assigned Receivables.

ARTICLE 8 ADMINISTRATION AND COLLECTIONS; ADDITIONAL RIGHTS AND OBLIGATIONS IN RESPECT OF THE ASSIGNED RECEIVABLES

         Section 8.1 Servicing of Assigned Receivables and Related Rights. Consistent with the Buyer's ownership of the Assigned Receivables and the Related Rights, the Buyer shall have the sole right to service, administer and collect the Assigned Receivables, to assign such right and to delegate such right to others. In consideration of the Buyer's purchase of the Assigned Receivables and the Related Rights, Indian Industries agrees to cooperate fully with the Buyer to facilitate the full and proper performance of such duties and obligations for the benefit of the Buyer.

         Section 8.2 Rights of the Buyer; Enforcement Rights.

                  (a) Unless the underlying Assigned Receivables have been repurchased by Indian Industries from the Buyer pursuant to Section 3.2, the Buyer shall have no obligation to account for, to replace, to substitute or to return any Assigned Receivables and Related Rights to Indian Industries. Unless the underlying Assigned Receivables have been repurchased by the Buyer from Indian Industries, the Buyer shall have no obligation to account for, or to return to Indian Industries, Collections, or any interest, late fees and charges or other finance charges collected pursuant thereto, without regard to whether such Collections and charges are in excess of the Purchase Price for such Assigned Receivables and Related Rights.

                  (b) The Buyer shall have the unrestricted right to further assign, transfer, deliver, hypothecate, grant Liens in, subdivide or otherwise deal with the Receivables and Related Rights, and all of the Buyer's right, title and interest in, to and under this Agreement, on whatever terms the Buyer shall determine.

                  (c) The Buyer shall have the sole right to retain any gains or profits created by buying, selling or holding the Assigned Receivables and Related Rights and, except as expressly set forth in the Transaction Documents, shall have the sole risk of and responsibility for losses or damages created by such buying, selling or holding.

                  (d) Indian Industries hereby authorizes the Buyer, and irrevocably appoints the Buyer as its attorney-in-fact with full power of substitution and with full authority in the place and stead of Indian Industries, which appointment is coupled with an interest, to take any and all steps in the name of Indian Industries and on behalf of Indian Industries necessary or desirable, in the determination of the Buyer, to collect any and all amounts or portions thereof due under any and all Assigned Receivables or Related Rights, including, without limitation, endorsing the name of Indian Industries on checks and other instruments representing Collections and enforcing such Assigned Receivables and Related Rights.

         Section 8.3 Responsibilities of Indian Industries .

         Anything herein to the contrary notwithstanding:

                  (a) Indian Industries agrees to deliver directly to the Servicer (for the Buyer's account), by the end of the then current four week accounting period of Indian Industries, any Collections that it receives, in the form so received, and agrees that all Collections shall be deemed to be received in trust for the Buyer and shall be maintained and segregated separate and apart from all other funds and moneys of Indian Industries until delivery of the Collections to the Servicer;

                  (b) Indian Industries in its capacity as the Servicer, if instructed by AG, agrees to instruct all Obligors to cause all Collections to be sent to a post office box that is the subject of a Lock-Box Agreement; and

                  (c) Indian Industries shall (i) perform all of its obligations hereunder and under the Contracts related to the Assigned Receivables and Related Rights to the same extent as if the Assigned Receivables and Related Rights had not been sold hereunder, and the exercise by the Buyer or its designee or assignee of the Buyer's rights hereunder or in connection herewith shall not relieve Indian Industries from such obligations and (ii) pay when due any taxes, including, without limitation, any sales taxes payable in connection with the Assigned Receivables and their creation and satisfaction. Notwithstanding anything to the contrary in this Agreement, the Buyer shall not have any obligation or liability with respect to any Assigned Receivable or Related Rights nor shall the Buyer be obligated to perform any of the obligations of Indian Industries under any of the foregoing, other than a duty to cooperate with Indian Industries in connection with the performance of its obligations under this Agreement.

         Section 8.4 Further Action Evidencing Purchases. Indian Industries agrees that from time to time, at its expense, it will execute and deliver all further instruments and documents, and take all further reasonable action, in order to perfect, protect or more fully evidence the purchase of the Assigned Receivables and the Related Rights by the Buyer hereunder, or to enable the Buyer to exercise or enforce any of its rights hereunder or under any other Transaction Document as soon as reasonably possible. Indian Industries further agrees from time to time, at its expense, promptly to take all action that the Buyer may reasonably request in order to perfect, protect or more fully evidence such purchase of the Assigned Receivables and the Related Rights or to enable the Buyer to exercise or enforce any of its or their respective rights hereunder or under any other Transaction Document in respect of the Assigned Receivables and the Related Rights. Without limiting the generality of the foregoing Indian Industries will:

                  (a) execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as the Buyer or its lender(s) may reasonably determine to be necessary or appropriate; and

                  (b) mark the master data processing records evidencing the Assigned Receivables and, if requested by the Buyer, to the extent reasonably practicable, legend the related Contracts, to reflect the sale of the Assigned Receivables and Related Rights pursuant to this Agreement.

         Indian Industries hereby authorizes the Buyer or its designee or assignee to file, signed only by the Buyer, one or more financing or continuation statements, and amendments thereto and assignments thereof, relative to all or any of the Assigned Receivables and Related Rights of Indian Industries, in each case whether now existing or hereafter generated. If Indian Industries fails to perform any of its agreements or obligations under this Agreement, the Buyer or its designee or assignee may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the reasonable expenses of the Buyer or its designee or assignee incurred in connection therewith shall be payable by Indian Industries under Section 7.1.

         Section 8.5 Purchase Termination Event. Either (i) an election by the Seller to no longer sell Receivables and Related Rights to the Buyer hereunder by delivery to the Buyer of a notice to that effect or (ii) an election by the Buyer to no longer purchase Receivables and Related Rights from the Seller hereunder by delivery to the Seller of a notice to that effect; such notice to take effect on the Business Day after the day of receipt by the recipient of such notice (in either case, a "Purchase Termination Event").

ARTICLE 9  MISCELLANEOUS

         Section 9.1 Amendments, Etc. No amendment or waiver of any provision of this Agreement or consent to any departure by Indian Industries therefrom shall be effective unless in a writing signed by the Buyer and any lender of the Buyer to which the Buyer shall have granted a Lien in, or assigned to, any of the Assigned Receivables, and any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Buyer to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

         Section 9.2 Notices, Etc. All notices and other communications provided for hereunder shall, unless otherwise expressly stated herein, be in writing (which shall include facsimile communication) and shall be personally delivered or sent by certified mail, postage prepaid, or by facsimile, to the intended party at the address or facsimile number of such party set forth under its name below or at such other address or facsimile number as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, (a) if personally delivered, when received,
(b) if sent by certified mail, three (3) Business Days after having been deposited in the mail, postage prepaid, (c) if sent by overnight courier, one
(1) Business Day after having been given to such courier, and (d) if transmitted by facsimile, when sent, receipt confirmed by telephone or electronic means.

                  The Seller:         Indian Industries, Inc.
                                      817 Maxwell Avenue
                                      Evansville, Indiana 47717
                                      Attention:
                                                 ----------------------------
                                      Telephone:
                                                 ----------------------------
                                      Facsimile:
                                                 ----------------------------

                  AG:                 Indian-Martin AG
                                      Aegeristrasse 66
                                      6300, Zug, Switzerland
                                      Attention: President
                                      Telephone: 0041 41 720 34 45
                                      Facsimile:  0041 41 720 34 46


         Section 9.3 Binding Effect; Assignability. This Agreement shall be binding upon and inure to the benefit of the Buyer and Indian Industries and their respective successors and permitted assigns. Indian Industries may not assign its rights hereunder or any interest herein without the prior written consent of the Buyer. The Buyer may not assign its rights hereunder or any interest herein without the prior written consent of Indian Industries; provided, that Indian Industries hereby approves of the Buyer's assignment of its rights hereunder, either absolutely or as collateral, to Bank One, Indiana, National Association, and its successors and assigns. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until the date after the occurrence of any Purchase Termination Event on which Indian Industries has received payment in full for all Assigned Receivables and Related Rights conveyed pursuant to Section 1.1 hereof and has paid and performed all of its obligations hereunder in full. The rights and remedies with respect to any breach of any representation and warranty made by Indian Industries pursuant to
Article 5 shall be continuing and shall survive any termination of this Agreement.

         Section 9.4 Governing Law and Jurisdiction.

                  (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED

IN ACCORDANCE WITH, THE SUBSTANTIVE LAWS OF THE STATE OF INDIANA WITHOUT REFERENCE TO THE CHOICE OR CONFLICTS OF LAWS RULES OR PRINCIPLES OF ANY FOREIGN OR DOMESTIC JURISDICTION, EXCEPT TO THE EXTENT THAT THE PERFECTION (OR THE EFFECT OF PERFECTION OR NON-PERFECTION) OF THE INTERESTS OF THE BUYER IN THE RECEIVABLES AND THE RELATED RIGHTS IS GOVERNED BY THE LAWS OF A STATE OR JURISDICTION OTHER THAN THE STATE OF INDIANA.

                  (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF INDIANA OR ANY UNITED STATES FEDERAL COURT, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY TRANSACTION DOCUMENT.

         Section 9.5 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

         Section 9.6 Survival of Termination. The provisions of Section 1.4,
Article 7, Section 9.4, Section 9.7 and this Section 9.6 shall survive any termination of this Agreement.

         Section 9.7 Waiver of Jury Trial. EACH PARTY HERETO WAIVES ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH PARTY HERETO AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, EACH OF THE PARTIES HERETO FURTHER AGREES THAT ITS RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

         Section 9.8 Entire Agreement. This Agreement and the other Transaction Documents embody the entire agreement and understanding of the parties hereto, and supersede all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof. The Exhibits to this Agreement shall be deemed incorporated by reference into this Agreement as if set forth herein.

         Section 9.9 Headings. The captions and headings of this Agreement and in any Exhibit hereto are for convenience of reference only and shall not affect the interpretation hereof or thereof.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective duly authorized officers, as of the date first above written.



                                           INDIAN INDUSTRIES, INC., AS SELLER

                                           By: /s/ John R. Wilson
                                              -------------------------------

                                               John R. Wilson, Secretary
                                              -------------------------------
                                               (Printed Name and Title)


                                           INDIAN - MARTIN AG, AS BUYER

                                           By: /s/ Lars Haussmann
                                              -------------------------------

                                               Lars Haussmann, Director
                                              -------------------------------
                                               (Printed Name and Title)

STATE OF INDIANA  )
                  )     ss:
COUNTY OF MARION  )

         The foregoing instrument was acknowledged before me this 16th day of May, 2000, by John R. Wilson, the Secretary of Indian Industries, Inc., an Indiana corporation, on behalf of the corporation.


                                           /s/ David R. Hamer
                                           -----------------------------------
                                           Notary Public - Signature

                                           David R. Hamer
                                           -----------------------------------
                                           (Printed Name)


My Commission Expires:    11/25/00
                       ---------------
My County of Residence:   Hamilton
                        --------------

STATE OF _____________     )
                           )       ss:
COUNTY OF ___________      )


         The foregoing instrument was acknowledged before me this _______ day of May, 2000, by ___________________________, the ________________ of Indian-Martin
AG, a Swiss corporation, on behalf of the corporation.


                                               --------------------------------
                                               Notary Public - Signature

                                               --------------------------------
                                               (Printed Name)


My Commission Expires: ____________________
My County of Residence: ____________________


Official Certification

Seen for authentication of the above signature, affixed in our presence by

Mr. Lars Alexander Haussmann, Swiss citizen of Herrliberg ZH, according to his Information residing in Zurich, Switzerland,
(who has identified himself by passport),

who, according to the extract shown to us from the Commercial Register dated April 26, 2000, is entered in the Commercial Register of the canton of Zug as member of the board of directors with the right to sign individually for the Indian-Martin AG (Indian-Martin Ltd.), having its registered domicile in Zug, Switzerland.

The Swiss law does not provide for the act of swearing.

Zurich 8, May 16, 2000/ih


                                                NOTARIAT RIESBACH-ZURICH

                                                /s/ Max Bodmer
                                                -------------------------------
                                                Max Bodmer, certifying officer

EXHIBIT 1

                                   DEFINITIONS

         As used in the Receivables Purchase Agreement, dated as of May 15, 2000, between Indian Industries, Inc. and Indian-Martin AG (the "Agreement"), the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined). Unless otherwise indicated, all Section and Exhibit references in the Agreement are to Sections of and Exhibits to the Agreement. All accounting terms not specifically defined herein shall be constructed in accordance with generally accepted accounting principles. All terms used in Article 9 of the UCC in the State of Indiana and not specifically defined herein, are used herein as defined in Article 9. Unless the context otherwise requires, "or" means "and/or," and "including" (and with correlative meaning "include" and "includes") means including without limiting the generality of any description preceding such term.

         "Affiliate" means, as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by or is under common control with such Person or is a director or officer of such Person.

         "Assigned Receivable" means any Receivable which as of any Determination Date, Indian Industries sells to the Buyer.

         "Adverse Claim" means a lien, security interest, pledge or charge or encumbrance of any kind other than a lien, pledge, security interest or other charge or encumbrance, in favor of the Buyer.

         "Business Day" means any day on which (i) banks are not authorized or required to remain closed in Indianapolis, Indiana and (ii) if this definition of "Business Day" is used in connection with the Buyer, reference shall be to any day on which banks are not authorized or required to remain closed in Zurich, Switzerland.

         "Buyer" has the meaning assigned in the preamble to this Agreement.

         "Collections" means, with respect to any Assigned Receivables, (i) all funds or other payment media or property that are received by any Person in payment of any amounts owed in respect of such Assigned Receivable (including, without limitation, finance charges, interest and all other charges), or applied to amounts owed in respect of such Assigned Receivable (including, without limitation, insurance payments and net proceeds of the sale or other disposition of repossessed goods or other collateral or property of the Obligor or any Person directly or indirectly liable for the payment of such Assigned Receivable and available to be applied thereon) and (ii) all other proceeds of such Assigned Receivable.

         "Contract" means, with respect to any Receivable, any all contracts, understandings, instruments, agreements, invoices, notes or other writings pursuant to which such Receivable arises or which evidences such Receivable or under which any Obligor becomes or is obligated to make payment in respect of such Receivable.

         "Credit and Collection Policy" means those receivables credit and collection policies and practices of Seller in effect on the date of this Agreement, as modified from time to time.

         "Determination Date" shall mean any date on which Assigned Receivables are sold to the Buyer.

         "Eligible Receivables" means, at any date a determination thereof is to be made, those Receivables of Indian Industries for which Indian Industries shall have furnished to the Buyer information adequate for purposes of identification at all times and in form and substance as may be requested by the Buyer; provided however, that a Receivable shall not constitute an Eligible Receivable if it: (a) remains unpaid sixty-one (61) or more days after the original due date for its payment stated on the applicable invoice; (b) is an account receivable with respect to which the account receivable debtor is the subject of a bankruptcy or similar insolvency proceeding or has made an assignment for the benefit of creditors or whose assets have been conveyed to a receiver or trustee or who is no longer conducting its customary business, except and to the extent the Bank otherwise agrees in writing; (c) is an account receivable which is not invoiced (and dated as of the date of such invoice) and sent to the account receivable debtor in the ordinary course of the business of Indian Industries and in accordance with customary billing practices after delivery of the underlying goods to, or performance of the underlying services for, the accounts receivable debtor; (d) is an account receivable arising with respect to goods which have not been shipped or arising with respect to services which have not been fully performed; (e) is an account receivable with respect to which the account receivable debtor's obligation to pay the account receivable is conditioned upon the account receivable debtor's approval or is otherwise subject to any repurchase obligation or return right, as with sales made on a bill-and-hold, guaranteed sale, sale-and-return, sale on approval or consignment basis; (f) is an account receivable in which the Buyer does not have an interest; (g) is an account receivable due from any Affiliate of Indian Industries or which is due solely from an accounts receivable debtor which is a USA federal governmental entity or agency, except and to the extent the Buyer otherwise agrees in writing; (h) is an account receivable evidenced by an instrument (as defined in Article 9 of the UCC) not in the possession of the Buyer; or (i) is an account receivable which has been charged-off by Indian Industries. At any time more than ten percent (10%) of the aggregate amount of accounts receivable due from an accounts receivable debtor remain unpaid sixty-one (61) or more days after the date(s) due, as stated on the original invoice(s) evidencing such accounts receivable, then no account receivable due Indian Industries from that accounts receivable debtor shall constitute an Eligible Receivable.

         "Fair Market Value Discount Factor" shall have the meaning assigned to such term in Section 2.1 hereof.

         "Governmental Authority" means any court or any federal, state, municipal, local or other department, commission, board, bureau, agency, public authority, instrumentality or any arbitrator.

         "Ineligible Receivable" shall have the meaning assigned to such term in
Section 3.2(a) hereof.

         "Initial Sale" means the first and earliest sale of Assigned Receivables made by Indian Industries to Buyer pursuant to this Agreement. There can be only one Initial Sale under this Agreement.

         "Lien" means any security interest, mortgage, pledge, assignment, or voluntary or involuntary lien, charge or other encumbrance of any kind, including interests of vendors or lessors under conditional sale contracts or capital leases.

         "Lock-Box Account" means an account maintained at a bank or other financial institution for the purpose of receiving collections with respect to the Assigned Receivables.

         "Lock-Box Agreement" means an agreement between the Buyer and each Lock-Box Bank.

         "Lock-Box Bank" means any of the banks or other financial institutions holding one or more Lock-Box Accounts.

         "Obligor" means, with respect to any Receivable, the Person obligated to make payments pursuant to the Contract relating to such Receivable.

         "Person" means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, limited liability company or other entity, or a government or any political subdivision or agency thereor.

         "Purchase Price" shall have the meaning assigned to such term in
Section 2.1 hereof.

         "Purchase Termination Event" shall have the meaning assigned to such term in Section 8.5 hereof.

         "Receivable" means any indebtedness and any other obligations owed to the Seller by, or any rights of the Seller to payments from or on behalf of, an Obligor, which constitutes an account arising in connection with the sale of goods or services by the Seller, and includes, without limitation, the obligation to pay any finance charges, fees and other charges with respect thereto. Indebtedness and other obligations arising from any one transaction, including, without limitation, indebtedness and other obligation represented by an individual invoice or Contract, shall constitute a Receivable separate from a Receivable arising from any other transaction.

         "Related Property" means, with respect to any Receivable:

                  (i) all of the Seller's interest in any goods (including returned goods), and documentation or title evidencing the shipment or storage of any goods (including returned goods) relating to any sale giving rise to such Receivable;

                  (ii) all other security interests or liens and property subject thereto from time to time purporting to secure payment of such Receivable, whether pursuant to the Contract relating to such Receivable or otherwise, together with all UCC financing statements or similar filings signed by an Obligor relating thereto; and

                  (iii) all guaranties, indemnities, insurance and other agreements (including the related Contract) or arrangements of whatever character from time to time supporting or securing payment of such Receivable or otherwise relating to such Receivable, whether pursuant to the Contract related to such Receivable or otherwise.

         "Related Rights" shall have the meaning assigned to such term in
Section 1.1(a) hereof.

         "Sale Indemnified Amounts" shall have the meaning assigned to such term in Section 7.1 hereof.

         "Sale Indemnified Party" shall have the meaning assigned to such term in Section 7.1 hereof.

         "Seller" has the meaning set forth in the preamble to the Agreement.

         "Seller Material Adverse Effect" means, with respect to any event or circumstance

                  (i) a material adverse effect on the assets, business, financial condition, prospects or operation of Indian Industries;

                  (ii) a material adverse effect on the ability of Indian Industries to perform its obligations under this Agreement or any other Transaction Document to which Indian Industries as the Seller or the Servicer, in its capacity as such, is a party;

                  (iii) a material adverse effect on the validity or enforceability as against Indian Industries of this Agreement or any other Transaction Document to which Indian Industries, as the Seller or the Servicer as such, is a party;

                  (iv) a material adverse effect on the status, existence, vesting, validity, perfection, priority or enforceability of the Buyer's interests in the Assigned Receivables and the Related Rights; or

                  (v) a material adverse effect on the validity, enforceability or collectibility of more than _______ percent (___%) of the then outstanding Assigned Receivables.

         "Servicer" means the Person who will collect the Assigned Receivables on behalf of the Buyer. Indian Industries will be appointed by AG as the Servicer pursuant to the Services Agreement.

         "Services Agreement" means the Services Agreement, dated as of even date herewith, between AG and Indian Industries, wherein AG appoints Indian Industries as the Servicer.

         "Transaction Documents" means this Agreement, the Services Agreement, the Lock-Box Agreements (if any), and all other certificates, instruments, UCC financing statements, reports, notices, agreements and documents executed or delivered under or in connection with this Agreement, in each case as the same may be amended, supplemented or otherwise modified or restated from time to time in accordance with this Agreement.

         "UCC" means the Uniform Commercial Code as from time to time in effect in the applicable jurisdiction.

         "Unpaid Balance" means the then outstanding principal balance thereof, excluding therefrom any available reductions or adjustments, the amount of which the Buyer and Seller have agreed upon, due to defective, rejected, returned, repossessed or foreclosed goods, defective goods or rejected services or any cash discount, adjustment or set off.

                                    EXHIBIT 2

                               PURCHASE STATEMENT

         This instrument is delivered to you pursuant to the Receivables Purchase Agreement dated as of May 15, 2000, by and between Indian Industries, Inc. and INDIAN-MARTIN AG (the "Agreement").

         1. The undersigned hereby sells, assigns and transfers, absolutely but without recourse and with the covenants, warranties and indemnifications set forth in the Agreement, to INDIAN - MARTIN AG pursuant to Article 1 of the Agreement, all rights, title and interests of the Seller in, to and under the Receivables sold herewith and all Related Rights (as such term is defined in the Agreement) with respect thereto, for an aggregate purchase price of $__________, payable in accordance with the provisions of Article 3 of the Agreement.

         [Include the following Paragraph 2 in the Purchase Statement prepared with respect to the Initial Sale only:]

         2. The undersigned will retain the Receivables that have remained unpaid for sixty-one (61) or more days after the original due date for payment and which are identified on Schedule 1, attached hereto.

         3. This instrument shall become effective as of the date hereof upon your acceptance.

                                                INDIAN INDUSTRIES, INC.

                                                By:
                                                   -----------------------------


                                                --------------------------------
                                                (Printed Name and Title)


Accepted as of ___________ ____, 2000.

INDIAN - MARTIN AG

By:
    --------------------------------

------------------------------------
(Printed Name and Title)

[Attach the following Schedule to the Purchase Statement prepared with respect to the Initial Sale only:]


                                   SCHEDULE 1
                                       TO
                               PURCHASE STATEMENT
                            DATED AS OF MAY 15, 2000


Indian Industries, Inc. is hereby transferring as of May 15, 2000 to INDIAN MARTIN AG certain Assigned Receivables. ________________________ is retaining the Receivables that have remained unpaid for sixty-one (61) or more days after the original due date for payment and which are set forth below bearing the following customer name, invoice number and date:

                                    EXHIBIT 3

                                  SUBORDINATED
                                 PROMISSORY NOTE


$_____________    May 15, 2000
                                                           Indianapolis, Indiana

         1. FOR VALUE RECEIVED, the undersigned, INDIAN MARTIN AG, a corporation incorporated under the laws of Switzerland ("Maker"), promises to pay to the order of Indian Industries, Inc., a corporation incorporated under the laws of Indiana ("Holder"), upon demand the principal sum of _________________________________ Dollars ($_____________), for payment of accounts receivable purchased pursuant to the terms of the Receivables Purchase Agreement dated as of May 15, 2000 by and between Maker and Holder, as same may be amended from time to time (the "Purchase Agreement"), together with interest accrued on the unpaid principal balance from the date hereof at the Note Rate as defined below, subject to adjustment.

         Accrued interest shall be payable annually on the first day of each calendar year commencing January 1, 2001, and continuing on the first day of each year thereafter, together with a final payment of all unpaid principal and interest, together with any other sums due under this Note, upon demand of the Holder.

         2. The Note Rate shall be at the Applicable Federal Rate in effect as of the date hereof. The Applicable Federal Rate means the rate of interest per annum determined periodically by the United States federal government pursuant to Internal Revenue Code Section 1274.

         3. Interest shall be calculated on the basis of a 360 day year and charged for twelve (12) thirty (30) day months.

         4. This Note may be prepaid in part or in full at any time without premium or penalty. To do so, the Maker must give written notice to the Holder of its intention to prepay this Note in full or in part pursuant to this paragraph and shall specify therein the principal amount to be prepaid and the date on which such prepayment shall occur. The amount which shall be paid to the Holder in the event of such prepayment shall be the principal so prepaid plus accrued interest thereon to the date of prepayment. Prepayments will be applied first to accrued interest and then to principal.

         5. Maker shall pay all principal, interest, costs and expenses hereon, including but not limited to attorneys' fees and costs, all without relief from valuation and appraisement laws.

         6. All payments on account of the indebtedness evidenced by this Note shall be first applied to the interest on the unpaid principal balance and the remainder to principal.

         Payments are to be made at the office of Holder, Indian Industries, Inc., 817 Maxwell Avenue, Evansville, Indiana 47717, or to such other address as the Holder may in writing designate to the Maker from time to time. All payments are to be made in immediately available funds.

         7. In addition to the breach ("Event of Default") of any of the terms and conditions herein, the failure to pay any installment of principal or interest hereunder when due or demanded and the continuance of such failure for five days thereafter, time being of the essence, shall also be considered an Event of Default. Upon the occurrence of an Event of Default (i) the outstanding principal balance hereunder at the sole option of the Holder and without further demand or notice of any kind (which are hereby expressly waived), may become immediately due and payable, and such amounts, together with all arrearages of interest, shall then bear interest at a rate per annum three percent (3%) in excess of the then applicable Prime Rate, (ii) the Maker will pay to the Holder all attorneys' fees, court costs and expenses incurred by the Holder in connection with the Holder's efforts to collect such indebtedness, and (iii) the Holder may exercise from time to time any of the rights and remedies available to the Holder under applicable law and/or the Purchase Agreement.

         8. In no event shall the interest rate hereunder exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that a court determines that the Holder has received interest hereunder in excess of the highest rate applicable hereto, such excess interest shall be applied as a principal payment and/or refunded to the Maker.

         9. No delay or omission of the holder of this Note to exercise any right or power arising from any Event of Default herein shall impair any such right or power or be considered to be a waiver of any other right or power or of any such default or any acquiescence therein nor shall the action or nonaction of the Holder in case of default on the part of the Maker impair any right or power resulting therefrom. A waiver of a right or remedy or of an Event of Default on one occasion shall not be construed as a bar or waiver on any other occasion. No waiver shall be effective unless made in a signed writing. If any provision of this Note is held invalid, that provision will be ineffective to the extent of such invalidity, without invalidating the remainder of that provision or the other provisions of this Note.

         10. The Maker and all endorsers, sureties, guarantors and all others who are or may become liable for all or any part of this obligation hereby waive presentment, demand for payment, notice of default or dishonor, notice of protest, and protest, and all other notices or demands in connection with the delivery, acceptance, performance, default, endorsement or guaranty of this Note. All such persons hereby consent to any number of renewals or extensions of the time of payment hereof and to any changes in the interest rate and to any releases of collateral which the Holder at any time may grant or agree to, without notice to such persons. Any such renewals or extensions may be made without notice to any of said parties and without affecting their liability.

         11. This Note will be governed and construed in accordance with the laws of the State of Indiana. MAKER HEREBY WAIVES THE RIGHT TO TRIAL BY JURY WITH RESPECT TO ALL MATTERS ARISING OUT OF THIS NOTE.

         12. This Note is subject to the terms of a Standby and Subordination Agreement and an Offset Waiver Agreement, each dated as of May 15, 2000 in favor of BANK ONE, INDIANA, NATIONAL ASSOCIATION (the "Bank"), to which reference is hereby made, restricting the rights of the maker, drawer or any guarantor, and of any holder, with respect to payments on account of the principal and interest hereof and subordinating the indebtedness evidenced hereby to the interests of the Bank and waiving offset and certain related rights.


                                           MAKER:

                                           INDIAN-MARTIN AG

                                           By:
                                              ----------------------------------

                                           Title:
                                                 -------------------------------


STATE OF _____________  )
                        )       ss:
COUNTY OF ___________   )


         The foregoing Subordinated Promissory Note was acknowledged before me this _______ day of _________, 20___, by ___________________________, the
________________ of Indian-Martin AG, a Swiss corporation, on behalf of the corporation.


                                           ------------------------------------
                                           Notary Public







                                      -28-